Yale Financial Services

December 14, 2007

To: Oxysure Systems, Inc
2611 Internet Boulevard, Suite 109
Frisco, TX 75034

Thank you for choosing to do business with NMHG FINANCIAL SERVICES, INC. Kindly have the enclosed documents (including the following) completed and faxed or mailed to NMHG FINANCIAL SERVICES, INC.:

- ☐ **LEASE AGREEMENT SIGNED AND (WHERE INDICATED) INITIALED BY AN AUTHORIZED SIGNER (SEE GUIDELINES BELOW). PLEASE BE SURE THAT THE AUTHORIZED SIGNER'S PRINTED NAME, TITLE AND DATE OF SIGNATURE ARE INCLUDED BELOW HIS OR HER SIGNATURE ALONG WITH YOUR COMPANY'S FEDERAL TAX ID NUMBER. PLEASE ALSO MAKE SURE THAT THE AUTHORIZED SIGNER INITIALS THE LAST PAGE OF THE ADDITIONAL TERMS AND CONDITIONS OF THE LEASE.**

- ☐ LEASE AGREEMENT AUTHORIZED SIGNER GUIDELINES.

Proprietorship:	**Owner/Proprietor**
General Partnership:	**A General Partner**
Limited Partnership:	**The General Partner**
LLC:	**Managing Member or Authorized Officer**
Corporation: (<$50K)	**Authorized Manager, Purchasing Manager, Authorized Corporate Officer**
($50K – 100K)	**Authorized Corporate Officer, Purchasing Manager**
(>$100K)	**Authorized Corporate Officer**

- ☐ An executed copy of each of the other documents attached or enclosed. If mailing, please include the signed copy of your advance payment check (if applicable). If you are sending by fax, please fax a copy of the completed check and ensure that the signer's name is printed below the signature (in such a case, we do not need the check mailed to us).

- ☐ A documentation fee in the amount of $95.00 will be billed on your first invoice.

- ☐ Please provide us with a copy of your Tax Exempt Certificate (if applicable).

- ☐ NMHG Financial Services, Inc. will REQUIRE proof of insurance coverage on the leased equipment.

<u>The selling dealer should mail or fax your documentation to the following:</u>

ATTENTION: PATTI SLADE
ORIGINATIONS TEAM
NMHG FINANCIAL SERVICES, INC.
44 OLD RIDGEBURY ROAD, DANBURY, CT 06810
TEL: (888) 338-2487
FAX: (888) 454-8105
Contact us at (888) 338-2487
with any questions you may have.
Please reference any questions with your lease number.

THANK YOU. WE APPRECIATE YOUR BUSINESS.

Yale
Financial Services

Lease Agreement

Lease Number 8366213-001

LESSEE NAME:	Oxysure Systems, Inc	**LESSOR NAME:**	NMHG FINANCIAL SERVICES, INC.
TRADE/DBA NAME:			
ADDRESS:	2611 Internet Boulevard, Suite 109	**ADDRESS:**	44 OLD RIDGEBURY ROAD
CITY, STATE, ZIP:	Frisco, TX 75034	**CITY, STATE, ZIP:**	DANBURY, CT 06810
CONTACT:	**PH:**	**CONTACT:**	PATTI SLADE **PH:** (888) 338-2487

EQUIPMENT LOCATION ADDRESS: 10880 John W. Elliot Drive, Collin County, Frisco, TX 75034

EQUIPMENT SUPPLIER NAME AND ADDRESS: Briggs Equipment 10550 N. Stemmons Freeway, Dallas, TX 75220 ("**Supplier**")

SCHEDULE OF EQUIPMENT

Qty	Make	Model	Serial Number	Annual Operating Hours
1	YALE USED FORKLIFT	NR035ADNMN24TE095		
1	NEW RACKING AND SUPPLIES			

Lease Term (In Months)	Total Number of Rental Payments	Amount of Each Rental Payment (+Applicable Taxes)	Advance Payment (+ Applicable Taxes)	End of Lease Purchase Option (check applicable box) If no box checked, the "None" box will apply
60	60	$350.25 Payable Monthly in Advance Unless one of the boxes below is checked; ☒ Monthly in Arrears ☐ See Additional Provisions	$0.00	☐ None ☒ $1 Purchase Option ☐ Other:

Additional Provisions:	**Last Funding Date:** 04/12/08 **Lease Rate Factor: .01999** **Lease Rate : 7.4 %** **Total Cost = Rental Payment Divided By Lease Rate Factor** **Documentation Fee:** $95.00 (to be billed on your first invoice)

We have written this lease ("Lease") in plain language because we want you to understand its terms. Please read this Lease carefully. The words "you" and "your" mean the Lessee named below. The words "we", "us", and "our" refer to the Lessor named below.

IMPORTANT: BEFORE YOU SIGN THIS LEASE, PLEASE READ IT CAREFULLY (INCLUDING THE ADDITIONAL TERMS AND CONDITIONS CONTAINED IN THE PAGES FOLLOWING THIS PAGE) BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS LEASE ONLY BY ANOTHER WRITTEN AGREEMENT SIGNED BY US. BY SIGNING THIS LEASE, YOU AGREE TO BE LEGALLY BOUND BY ALL OF THE TERMS OF THIS LEASE. THIS LEASE IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN YOU AND US. YOU CERTIFY THAT ALL THE INFORMATION CONTAINED IN THIS LEASE AND YOUR APPLICATION IS CORRECT AND COMPLETE. THIS LEASE IS NOT BINDING UPON US UNTIL WE SIGN IT. YOU AGREE THAT THE EQUIPMENT WILL BE USED FOR BUSINESS PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

THIS LEASE WILL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF IOWA (WITHOUT REGARD TO ITS CONFLICT OF LAW PRINCIPLES) REGARDLESS OF EITHER THE EQUIPMENT LOCATION STATE(S) OR THE STATE(S) WHERE YOU ARE LOCATED. YOU AND WE EACH CONSENT TO THE JURISDICTION AND VENUE OF FEDERAL AND STATE COURTS IN IOWA. TO THE EXTENT PERMITTED BY LAW, YOU AND WE EACH AGREE TO WAIVE ALL RIGHTS TO A JURY TRIAL FOR ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS LEASE. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE.

Execution and Delivery of Lease: This Lease will be created and evidenced as follows: (i) we will deliver to you (at the e-mail, facsimile or business address you provide to us) an electronic (e-mail or facsimile) or paper version of each document to be signed by you, including this Lease and any exhibits or related documents (each, a "Document"), (ii) you will print (if applicable) and manually sign the signature page of each such Document and (as the case may be) initial any page of each such Document requiring your initials and deliver to us by facsimile or other means a complete copy of each such Document, including the signed signature page and (as the case may be) any page requiring your initials; (iii) we will manually sign each signature page so delivered by you (if the Document requires our signature); and (iv) we will attach each fully signed signature page to a printed paper copy of the applicable Document. By so signing and transmitting a Document to us, you confirm your intent to sign such Document and accept its terms. You acknowledge that we are relying upon your promise that you have not modified the Document sent to you for signature. We both intend that each Document produced by this process which contains our original manual signature (if the Document requires our signature) and your facsimile signature, shall be for all purposes (including perfection of security interests and admissibility of evidence) **the sole original authenticated Document.** We will promptly send you a copy of each fully signed Document and **will retain each original authenticated Document**, which will be conclusively presumed to be identical to the version signed by you unless you deliver specific written objections thereto within **three business** days after receipt of such copy.

LESSEE: Oxysure Systems, Inc	**LESSOR: NMHG FINANCIAL SERVICES, INC.**
Signature: X Scott Leeman	By:
Name & Title: X VP- Operations	Name & Title:
Date: X 12/28/07 Fed Tax ID or SSN: X 71-096-0725	Date: Fed Tax ID or SSN:
Notice Address: Same as Lessee Address Shown Above	Notice Address: 1010 Thomas Edison Blvd. SW, Cedar Rapids, IA 52404

1. COMMENCEMENT OF LEASE; RENTAL PAYMENTS AND EXCESS USAGE CHARGE. You agree to lease from us the Equipment and remit to us Rental Payments (and applicable taxes) for the full Lease Term. Rental Payments will include any freight, delivery, installation and other expenses we finance on your behalf at your request. When you receive the Equipment, you agree to inspect it and to verify by telephone such information as we may require or, at our request, send us a written certificate of acceptance. We do not have to accept this Lease and we are not obligated to lease a unit of Equipment to you unless on or before the Last Funding Date shown on the first page of this Lease (which is the date the credit approval for this Lease expires): (a) we have received all required documentation in satisfactory form and substance, (b) you have accepted the Equipment in accordance with the terms set forth below, (c) we have received any required Advance Payment, (d) no material adverse change in your business, operations or financial condition occurs, and (e) no Event of Default as described in Section 10 occurs and is then continuing. If we do not accept this Lease, we will return to you any Advance Payment. If all the conditions precedent set forth above have been met and we have accepted this Lease, the Lease Term begins on the date you accept the Equipment (the "Lease Commencement Date"). ONCE WE ACCEPT THIS LEASE, YOU MAY NOT CANCEL IT DURING THE LEASE TERM. Your first Rental Payment is due on or before the Lease Commencement Date (or as the case may be, thirty days from such Lease Commencement Date if the "Monthly In Arrears" Box has been checked on the first page of this Lease) and the remaining Rental Payments will be due on the same date of each subsequent calendar month (or such other time period specified on the first page of this Lease) (each a "Payment Date"). If you request that your Payment Date start on a date that is later than the scheduled Payment Date and provided that we in our sole discretion approve such a request, we reserve the right to increase your first Rental Payment by 1/30th of the scheduled Rental Payment multiplied by the number of days elapsed from the scheduled Payment Date to the day immediately preceding the re-scheduled Payment Date. You authorize us to change the Rental Payment by not more than fifteen percent due to changes in the Equipment configuration or other factors affecting the Total Cost which may occur prior to our acceptance of this Lease. We will notify you of any such change. We will advise you of the due date of each Rental Payment and the address to which you must send your payments, but our failure to so advise you will not release you of your obligations under this Lease. Rental Payments are due whether or not you receive an invoice. Unless otherwise required by applicable law, we are not required to refund any Rental Payment, pay any interest on any Advance Payment, or keep any Advance Payment in a separate account. We will apply any Advance Payment to your first Rental Payment and any remaining balance will be applied to your last Rental Payment(s) under this Lease. Your periodic Rental Payments were calculated using the Lease Rate Factor shown on the first page of this Lease. If the Lease Commencement Date does not occur before the Last Funding Date, we may at our sole discretion extend the Last Funding Date, provided that in consideration of any such extension, we reserve the right to adjust the Lease Rate Factor and your periodic Rental Payments to maintain our economic yield and we will notify you of any such adjustments. Notwithstanding the foregoing, unless your End of Lease Purchase Option shown on the first page of this Lease is $1.00 (a "Dollar Purchase Option"), if the Lease Rate Factor is provided to you on or before December 31st of any calendar year, but the Lease Commencement Date is on or after January 1st of the following calendar year, then the Lease Rate Factor and your periodic Rental Payment will be adjusted to preserve our tax economic yields and cash flows and we will notify you of any such adjustments. Upon our request, you will provide us with an annual meter reading for each unit of Equipment. Unless this Lease provides for a Dollar Purchase Option, you acknowledge that your Rental Payments have been calculated on the assumption that each unit of Equipment will be operated on an annual basis no more than the number of Annual Operating Hours shown on the first page of this Lease. If the actual number of annual operating hours for any unit of Equipment exceeds the corresponding Annual Operating Hours, you may, at our option, be required to pay us upon demand, in addition to any other amounts due under this Lease, an excess usage charge calculated by multiplying the number of excess operating hours (rounded down to the nearest operating hour) by the corresponding Excess Usage Charge shown on the first page of this Lease (plus applicable taxes).

2. TAXES. You agree to pay us, when invoiced, all sales and use taxes and other similar charges imposed relative to this Lease, the Rental Payments, any Excess Usage Charge or the Equipment. If this Lease provides for a Dollar Purchase Option, you agree to file any required personal property tax returns as owner and if we ask, provide us with proof of payment. If the Purchase Option amount is other than $1.00 (a "Stated Purchase Option") or if there is no Purchase Option provided, you agree at our option to either (a) reimburse us for all personal property taxes which we may be required to pay as the owner of the Equipment or (b) remit to us each month our estimate of the monthly equivalent of the annual personal property taxes to be assessed. If an increase in the federal corporate income tax rate or a change in the "accelerated cost recovery deductions" allowed by the Internal Revenue Code of 1986, as amended, adversely affects our after-tax earnings on this Lease, we may increase the Rental Payments to offset such adverse effect and a change in the Rental Payments is effective on the effective date of such increase.

3. NET LEASE. THIS LEASE IS A NET LEASE AND YOUR PAYMENT OBLIGATIONS HEREUNDER ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO CANCELLATION, ABATEMENT, REDUCTION, RECOUPMENT, DEFENSE OR SETOFF FOR ANY REASON WHATSOEVER.

4. OWNERSHIP. If this Lease provides for a Dollar Purchase Option, for federal income tax purposes, you and we intend that you shall be considered the owner of the Equipment, but in no event will we be liable to you if you fail to secure any tax benefits that may be available to the owner of the Equipment. If this Lease provides for a Stated Purchase Option or if there is no Purchase Option, we will have title to the Equipment unless and until you exercise any Purchase Option (if applicable) available to you at the end of the Lease Term. If this Lease provides for a Dollar Purchase Option or this Lease is otherwise determined to constitute a secured transaction, to secure your obligations to us under this Lease, you grant us a first priority security interest in the Equipment and all related proceeds. You irrevocably grant us the power to prepare, sign on your behalf (if applicable), and file, electronically or otherwise, a financing statement and any amendment thereto or continuation thereof relating to the Equipment and all related proceeds, and containing any other information required by the applicable Uniform Commercial Code.

5. MAINTENANCE. You will, at your own expense, (a) keep the Equipment in good repair, condition and working order, ordinary wear and tear excepted, free of all claims, liens and encumbrances of any kind or nature, (b) not move the Equipment from the Equipment Location Address without our prior written consent, (c) use the Equipment in the manner for which it is intended and in compliance with all applicable laws and manufacturer requirements or recommendations, (d) perform all service and maintenance requirements described in the operator's and instrument manuals provided by the manufacturer or Supplier and keep the Equipment eligible for any manufacturer's warranty certification, and (e) give us reasonable access to inspect the Equipment and its maintenance and other records. All additions, upgrades, replacement parts and attachments will become part of the Equipment unless they can be easily removed without damage to the original Equipment. You will not attach any of the Equipment to any real estate. Upon our reasonable request and at your cost, you will get each person with an interest in the real estate where the Equipment is located to waive any rights they may have in the Equipment.

6. DISCLAIMER OF WARRANTIES. You have selected the Equipment. You acknowledge that the Supplier, the manufacturer of the Equipment and their respective representatives are not our agents and are not authorized to modify the terms of this Lease. You are aware of the name of the manufacturer or Supplier of each item of Equipment and you will contact the manufacturer or Supplier for a description of your warranty rights. You agree to settle any dispute you may have regarding performance of the Equipment with the manufacturer or Supplier of the Equipment. **WE ARE LEASING THE EQUIPMENT TO YOU "AS-IS". WE HAVE NOT MADE AND DO NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES REGARDING THE EQUIPMENT INCLUDING, WITHOUT LIMITATION, ITS DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, COMPLIANCE WITH APPLICABLE LAWS, MERCHANTABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, TITLE OR OTHERWISE. WE SHALL HAVE NO LIABILITY TO YOU OR ANY THIRD PARTY FOR ANY DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RELATING TO THE EQUIPMENT OR THIS LEASE. WE WILL NOT BE LIABLE FOR SPECIFIC PERFORMANCE OF THIS LEASE OR FOR ANY LOSSES, DAMAGES, DELAY OR FAILURE TO DELIVER THE EQUIPMENT. UNLESS THIS LEASE PROVIDES FOR A DOLLAR PURCHASE OPTION OR THIS LEASE IS OTHERWISE DETERMINED TO BE A SECURED TRANSACTION, THIS LEASE CONSTITUTES A "FINANCE LEASE" AS DEFINED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.** You waive all rights and remedies conferred upon a lessee by Article 2A (Sections 508-522) of the Uniform Commercial Code. To the extent permitted by applicable law, you also waive any rights now or hereafter conferred by statute or otherwise that may limit or modify any of our rights or remedies under this Lease, including any rights you may have which require us to (a) sell any Equipment to mitigate damages or (b) provide you with notices of default, intent to accelerate amounts becoming due or acceleration of such amounts. Unless you are in default under this Lease, you may at your own expense enforce all warranties and other rights directly against the manufacturer.

7. INDEMNITY. YOU AGREE TO INDEMNIFY, DEFEND AND HOLD US HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, DISPUTES, PENALTIES, CLAIMS, EXPENSES (INCLUDING WITHOUT LIMITATION LEGAL EXPENSES) DAMAGES AND LIABILITIES (INCLUDING WITHOUT LIMITATION ENVIRONMENTAL LIABILITIES) OF WHATSOEVER KIND AND NATURE (INCLUDING THOSE ARISING OUT OF OUR NEGLIGENCE) ARISING OUT OF OR IN CONNECTION WITH OR RELATING TO THE EQUIPMENT OR THIS LEASE ("CLAIMS"). This indemnity shall include, but is not limited to, our strict liability in tort and Claims arising out of (i) the selection, manufacture, purchase, acceptance or rejection of the Equipment, the ownership of the Equipment during the term of this Lease, and the delivery, lease, possession maintenance, use, condition, return or operation of the Equipment (including, without limitation, latent or other defects, whether or not discoverable by you or us and any claim for patent, trademark or copyright infringement or environmental damage) or (ii) the condition of the Equipment sold or disposed of after use by you. We reserve the right to control the defense and to select or approve defense counsel. This indemnity survives the expiration or termination of this Lease. You agree that unless this Lease provides for a Dollar Purchase Option, this Lease was entered into on the assumption that we will be entitled to certain tax benefits available to the owner of the Equipment, and you agree to indemnify us for the loss of any income tax benefits caused by your acts or omissions

8. LOSS OR DAMAGE. If any item of Equipment is lost, stolen or damaged, you will (and Rental Payments will continue to accrue without abatement until you), at your option and cost, either (a) repair the item or replace the item with a comparable item reasonably acceptable to us, or (b) pay us a sum equal to (1) all Rental Payments and other amounts then due and payable under this Lease, and (2) the present value of (i) all Rental Payments to become due during the remainder of the Lease Term, (ii) the Purchase Option amount set forth in this Lease or if no Purchase Option is applicable, the end of term FMV (defined below) of the Equipment, each discounted at (x) **four** %per annum if this Lease provides for a Stated Purchase Option or no Purchase Option, (y) the lease charge rate (as determined pursuant to Section 16) if this Lease provides for a Dollar Purchase Option, or (z) if such applicable rate is not permitted by law, then at the lowest rate permitted by law, and (iii) any applicable taxes (collectively referred to as the "Net Book Value"). We will then transfer to you all our right, title and interest in the Equipment **"AS-IS, WHERE-IS" WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER.** Insurance proceeds will be applied toward repair or replacement of the Equipment or payment hereunder, as applicable.

9. INSURANCE. You are responsible for loss and damage to the Equipment from any cause whatsoever on and after delivery thereof. You agree, at your cost to: (a) keep the Equipment insured against all risks of physical loss or damage for its full replacement value, naming us as loss payee; and (b) maintain public liability insurance, covering personal injury and property damage in such amount as we require, naming us as additional insured. Prior to commencement of this Lease and at any time upon our request, you must provide us with evidence of an occurrence type insurance policy covering such risks and liabilities issued by an insurance carrier acceptable to us. The policy must provide us with not less than **fifteen days'** prior written notice of cancellation, non-renewal or amendment, and must provide deductible amounts acceptable to us.

10. DEFAULT. An Event of Default will occur if: (a) we do not receive any Rental Payment or other payment within **ten days** of its due date, (b) you or any guarantor of your obligations under this Lease ("Guarantor") do not perform any of your or any Guarantor's other obligations under this Lease or such Guarantor's guaranty, and such failure continues for **ten days** after we notify you of it, (c) any representation you have made in this Lease or any Guarantor has made in the Guarantor's guaranty shall prove to have been false or misleading in any material respect (d) you or any Guarantor become insolvent, are liquidated or dissolved, merge, transfer substantially all of your or the Guarantor's stock or assets, stop doing business or assign your or the Guarantor's rights or property for the benefit of creditors, (e) a petition is filed by or against you or any Guarantor under any bankruptcy or insolvency law, (f) if you are a sole proprietorship, you die or have a guardian appointed, (g) any Guarantor dies or has a guardian appointed, or (h) you default on any other agreement between you and us (or our affiliates).

11. REMEDIES. If an Event of Default occurs, we may, in our sole discretion, do any or all of the following: (a) cancel or otherwise terminate this Lease or any other lease or agreement between you and us, (b) require you to immediately pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to the Net Book Value, (c) to the extent you have not paid to us the Net Book Value, require you to return the Equipment in accordance with Section 13, (d) repossess the Equipment without court order and you will not make any claims against us (or our representative) for damages or trespass or any other reason if we take such action, and (e) exercise any other right or remedy available at law or in equity. You agree to pay all of our costs of enforcing our rights against you, including attorneys' fees. We may, but unless otherwise required by law, will have no obligation to, sell or otherwise dispose of the Equipment, with or without notice to you, at a public or private sale, and without any duty to account to you with respect to such action or inaction or for any proceeds with respect thereto. You agree that (x) if notice of sale is required by law, **five days**

advance notice will constitute reasonable notice, and (y) we may apply the proceeds of any sale or other disposition of the Equipment in the following order of priority: (i) to pay all of our costs, charges and expenses related to the repossession, sale or other disposition; then (ii) to the extent not previously paid by you to us, to pay us all sums due from you under this Lease; then (iii) to reimburse you for any sums previously paid by you as liquidated damages; and (iv) an surplus shall be retained by us, unless this Lease provides for a Dollar Purchase Option or is otherwise determined to be a secured transaction, in which case we will remit any excess to the party legally entitled to such excess. You shall immediately pay us any deficiency in (y)(i) and (y)(ii) above. We will retain all rights and remedies even if we do not choose to enforce them at the time an Event of Default occurs.

12. END OF LEASE OPTIONS. If this Lease provides for a Dollar Purchase Option and you are not then subject to an Event of Default, we will release any security interest we have in the Equipment at the end of the Lease Term. If this Lease provides for a Stated Purchase Option and you are not then subject to an Event of Default, you will have the option (on **ninety days** advance written notice to us) at the end of the Lease Term to (a) return all but not less than all of the Equipment in accordance with Section 13, (b) extend the Lease Term with respect to all but not less than all of the Equipment on a month-to-month basis upon the terms and conditions set forth in this Lease (but subject to our right to terminate such month-to-month extension upon **ten days** prior notice to you), or (c) purchase all but not less than all of our right, title and interest in the Equipment for the Purchase Option amount (and all applicable taxes). If the Purchase Option is stated as a percentage, the Purchase Option amount will be the product of such percentage multiplied by the final Total Cost. If the Purchase Option is stated as FMV, FMV will mean the fair market in place value of the Equipment at the end of the Lease Term, assuming good condition (except for ordinary wear and tear), as estimated by us. If you disagree with our estimate of FMV, upon your request, we will appoint an independent appraiser (reasonably acceptable to you) to determine FMV and that determination shall be final, binding and conclusive. You shall bear all costs associated with any such appraisal. Upon payment of the applicable amount, we will transfer our interest in the Equipment to you **"AS IS, WHERE IS" WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER. IF YOU FAIL TO EXERCISE ANY STATED PURCHASE OPTION OR IF YOU HAVE NO PURCHASE OPTION, ALL OF YOUR OBLIGATIONS UNDER THIS LEASE WILL CONTINUE UNTIL THE EQUIPMENT IS RETURNED IN ACCORDANCE WITH SECTION 13.**

13. RETURN OF EQUIPMENT. If (a) an Event of Default occurs, (b) you do not purchase our interest in the Equipment at the end of the Lease Term, (c) you do not extend the Lease Term, or (d) no Purchase Option is provided for in this Lease and you are at the end of the Lease Term, at your cost and risk you will promptly (i) perform any testing and repairs required to place the affected units of Equipment in the same condition and appearance as when received by you (reasonable wear and tear excepted) and in good working order for their originally intended purpose; (ii) have the Equipment inspected by an authorized dealer (or other authorized agent) for the Equipment ("Inspector") with the results of such inspection to be set forth in a report from such Inspector in a form acceptable to us ("Return Inspection Report"); and (iii) immediately return the Equipment, freight and insurance prepaid, at your risk to any location we may reasonably designate in the continental United States. You agree to pay for all damages to Equipment, as evidenced by the Return Inspection Report, other than that attributable to ordinary wear and tear from usage in accordance with the terms of this Lease. Any such Equipment will be accompanied by all accessories originally included with the Equipment and will qualify (if applicable) for continued maintenance under a manufacturer's service and maintenance contract. You will continue to remit Rental Payments until the Equipment is received by us in the condition required by this Lease, provided that we may terminate such continued leasehold interest upon **ten days** notice to you. In addition to the conditions set forth above in this Section 13, if any unit of Equipment is material handling equipment (e.g., a forklift) the Equipment will be returned with frame and major components (including, without limitation, all forks, overhead guards, load backrests and sheet metal) structurally sound, without breaks, cracks or excessive rust and corrosion. Drive motors, engines, hydraulic systems, and transmissions will operate properly at fully rated loads in all gear ranges, both forward and reverse. Smoking engines deemed excessive by the Inspector must be repaired prior to return. There shall be no water, oil and/or hydraulic leaks. Mechanical drive train will be in good condition and operate quietly without vibrations. Service and parking brakes must be able to stop the Equipment within a safe distance, both forward and reverse. Steering will operate normally stop-to-stop without excessive play in linkage, or axle components such as king pins. Tires will not exhibit chunking and will have at least **forty %** of the original thickness remaining. All cabs, lights and other accessories will be in good operating condition and appearance. All components will have been recently serviced following manufacturer's operating and maintenance procedures.

14. ASSIGNMENT. YOU WILL NOT SELL, ASSIGN OR SUB-LEASE THE EQUIPMENT OR YOUR INTEREST IN THIS LEASE, OR FILE OR PERMIT A LIEN TO BE FILED AGAINST THE EQUIPMENT. We may, without notifying you, (a) release any information we possess about you and this Lease to the Equipment manufacturer and/or Supplier, any prospective investor, participant or purchaser of this Lease, and (b) sell, assign, or transfer all or any of our interest in this Lease or our interest in the Equipment. You agree that the new owner or any of our assignees and transferees will have the same rights and benefits that we now have under this Lease (to the extent of such assignment) but none of our obligations. The rights of the new owner or any of our assignees and transferees will not be subject to any claim, defense, or set-off that you may have against us.

15. PAST DUE PAYMENTS. If any Rental Payment or other amount due under this Lease is not received within **five days** after its due date, you agree to pay us, in addition to the Rental Payment or other amount due, a late payment charge equal to **five percent** of such late payment amount, but not more than the highest legal rate. Any Rental Payments not made when due and other payment obligations incurred as a result of an Event of Default will accrue interest at the lower of **eighteen percent** per annum or the highest legal rate from their due date until paid.

16. COMPLIANCE WITH LAWS. You understand that the Equipment may be purchased for cash for an amount equal to the cost thereof or it may be leased. By signing this Lease, you acknowledge that you have chosen to lease the Equipment from us for the Lease Term and agreed to remit Rental Payments and other sums to us. If this Lease provides for a Dollar Purchase Option, or a Stated Purchase Option that constitutes a nominal percentage of the Total Cost allocable to the Equipment, each Rental Payment includes a principal amount based on the Total Cost and a lease charge rate. The lease charge portion of the Rental Payment can be determined by applying to the Total Cost the rate that will amortize the Total Cost down to the Purchase Option amount by remittance of the Rental Payments and the Documentation Fee. The lease charge rate may be higher than the actual annual interest rate because of the amortization of certain costs and expenses incurred by us. **WE BOTH INTEND TO COMPLY WITH ALL APPLICABLE LAWS. IF IT IS DETERMINED THAT YOUR PAYMENTS UNDER THIS LEASE RESULT IN AN INTEREST PAYMENT HIGHER THAN ALLOWED BY APPLICABLE LAW, THEN ANY EXCESS INTEREST COLLECTED WILL BE APPLIED TO AMOUNTS THAT ARE LAWFULLY DUE AND OWING UNDER THIS LEASE OR WILL BE REFUNDED TO YOU. IN NO EVENT WILL YOU BE REQUIRED TO PAY ANY AMOUNTS IN EXCESS OF THE LEGAL AMOUNT.**

17. YOUR REPRESENTATIONS. You represent and warrant that (a) you have the lawful power and authority to enter into this Lease, (b) the individuals signing this Lease have been duly authorized to do so on your behalf, (c) by entering into this Lease you will not violate any law or other agreement to which you are a party, (d) you are not aware of anything that will have a material adverse effect on your ability to satisfy your obligations under this Lease, (e) all financial information you have provided and will provide to us is true, correct and complete and provides an accurate representation of your financial condition, and (f) the location of your chief executive office, state of incorporation or organization, exact legal name, place of residence and organizational identification number, as applicable, have been correctly identified to us.

18. MISCELLANEOUS. You agree that during the Lease Term (a) you will promptly notify us in writing if there is a change in the name, ownership, state of incorporation or formation or organizational number (if any) of your business, (b) you will provide such financial information we may reasonably request, (c) you will take any action we reasonably request to protect our rights in the Equipment and this Lease, and (d) we may insert missing information or correct obvious errors or your legal name in this Lease without further notice to you. This Lease constitutes the entire agreement between you and us and supersedes any conflicting equipment purchase order or other written or oral agreement. Except as noted in clause (d) above, no modification of this Lease will be binding unless in writing and signed by you and us. You authorize us (or our designee) to (i) obtain personal credit bureau reports, (ii) make all other credit inquiries we deem necessary, and (iii) furnish payment history information to credit reporting agencies. You agree to pay us the Documentation Fee shown on the first page of this Lease. Any claim you have against us must be made within one year after the event that caused it. **TIME IS OF THE ESSENCE IN THIS LEASE** If a court finds any provision of this Lease to be unenforceable, the remaining terms will remain in effect. If you fail to comply with any provision of this Lease, we have the right but not the obligation to have such provision brought into compliance and all expenses we incurred in bring about such compliance will be considered a Rental Payment which is due within **five days** after the date we send to you a written request for payment. All our and your written notices must be sent by certified or first class mail or recognized overnight delivery service, postage prepaid, to you at your address set forth on the first page of this Lease or to us at our address set forth on the first page of this Lease. At any time after this Lease is signed, you or we may change an address by giving notice to the other of the change. We have the right to receive and retain any rebates, discounts and other compensation directly or indirectly from the manufacturer or Supplier relating to the Equipment. You hereby acknowledge and confirm that you have not received any tax, financial, accounting or legal advice from us, the Supplier, or the manufacturer of the Equipment. You authorize us or our representatives to contact and communicate with you and provide you with information and notices relating to our services and products from time to time, including, without limitation, solicitations and/or materials advertising the commercial availability, price or quality of goods, property or services, via facsimile transmission or email.

<u>LESSEE</u>: PLEASE INITIAL HERE X ____________

TO CONFIRM THAT YOU HAVE RECEIVED AND READ ALL 4 PAGES OF THE ADDITIONAL TERMS AND CONDITIONS.

Certificate of Acceptance

Lease Number: 8366213-001

A. LESSEE

LEGAL NAME: Oxysure Systems, Inc

TRADE NAME (if any):

STREET ADDRESS: 2611 Internet Boulevard, Suite 109

CITY, STATE, ZIP: Frisco, TX 75034

B. SUPPLIER

NAME: Briggs Equipment

STREET ADDRESS: 10550 N. Stemmons Freeway

CITY, STATE, ZIP: Dallas, TX 75220

C. EQUIPMENT LOCATION

STREET ADDRESS: **10880 John W. Elliot Drive, Collin County**

CITY, STATE, ZIP: **Frisco, TX 75034**

D. DESCRIPTION OF EQUIPMENT

Qty	Make	Model	Serial Number	Initial Meter Read*
1	YALE USED FORKLIFT	NR035ADNMN24TE095		
1	NEW RACKING AND SUPPLIES			
	*Initial Meter Read = OPERATING HOURS ON ITEM OF EQUIPMENT AT TIME OF ACCEPTANCE.			

E. YOU, THROUGH YOUR AUTHORIZED REPRESENTATIVE, CERTIFY TO US AND OUR ASSIGNEE THAT:

a) All the Equipment has been delivered to and inspected by you on the Lease Commencement Date specified below pursuant to the Lease.

b) You irrevocably accept the Equipment for lease under the Lease as of the Lease Commencement Date.

c) No event which would allow us to declare an Event of a Default (Section 10 of the Lease) has occurred, and all of the representations and warranties made in the Lease are true as of the Lease Commencement Date.

d) You hereby expressly authorize NMHG Financial Services, Inc. to insert the Date of Acceptance/Lease Commencement Date in the space below and the Initial Meter Read(s) shown above upon your verbal instruction.

Lessee: Oxysure Systems, Inc

Signature: X Scott T. Fellman

Name & Title: X VP - Operations

Date of Acceptance / Lease Commencement Date: X

REQUIRED INFORMATION

☐ If copies of documents should go to the above address, please check here.

☐ If different, please indicate below:

Street Address: __________

City, State, Zip: __________

Attention: __________

☐ If monthly invoices should go to above address, please check here.

☐ If different, please indicate below:

Street Address: __________

City, State, Zip: __________

Attention: __________

Yale Financial Services

INVOICE

LEASE DATE: December 14, 2007

TO: Oxysure Systems, Inc
2611 Internet Boulevard, Suite 109
Frisco, TX 75034
Attention: Accounts Payable

Account #: 8366213-001 Purchase Order #:

DOCUMENTATION FEES:	$95.00
TOTAL :	$95.00

EQUIPMENT DESCRIPTION:

Qty	Make	Model	Serial Number	Annual Operating Hours
1	YALE USED FORKLIFT	NR035ADNMN24TE095		
1	NEW RACKING AND SUPPLIES			
*Initial Meter Read = OPERATING HOURS ON ITEM OF EQUIPMENT AT TIME OF ACCEPTANCE.				

EQUIPMENT LOCATION: 10880 John W. Elliot Drive, Collin County, Frisco, TX 75034

PAYMENT OF THIS INVOICE MUST ACCOMPANY THE EXECUTED LEASE DOCUMENTS

PLEASE MAKE CHECKS PAYABLE TO:

NMHG FINANCIAL SERVICES, INC.
44 OLD RIDGEBURY ROAD
DANBURY, CT 06810

Yale
Financial Services

Customer Name: Oxysure Systems, Inc

Address: 2611 Internet Boulevard, Suite 109 , Frisco, TX 75034

DIRECTIONS: Complete the following information and return it with your signed Lease Agreement. Please be sure to fill in all items; mark "N/A" as appropriate.

BILLING INFORMATION

FAILURE TO COMPLETE THIS FORM IN FULL MAY LEAD TO A DELAY IN PROCESSING YOUR ACCOUNT AND MAY LEAD TO BILLING COMPLICATIONS

Customer Name: Oxysure Systems, Inc

Contact Name: PEARL ROSS Title: OFFICE MANAGER

Contact Phone Number: (972)540-2146 X1# Fax Number: (972) 369-0332

1. Where would you like your invoice sent?

Street/Post Office Box Address: 2611 Internet Boulevard, Suite 109

City, State, and Zip Code: Frisco, TX, 75034

Attention: ACCOUNTS PAYABLE Phone Number: (972)540.2146 X1#

Department:

2. What information would you like on your invoice?

Equipment Serial Number, Model Number and Description	on all assets (✓)	on first asset only ( )
Equipment Location	on all assets ( )	on first asset only (✓)
Rent and Sales tax broken down by asset	yes (✓)	no ( )

3. Required COMPANY PURCHASE ORDER NUMBER? IF "YES", PLEASE SUPPLY THE FOLLOWING INFORMATON:

Purchase Order Number: Expiration Date:

Contact: Phone Number:

******Please make your purchase orders out to NMHG FINANCIAL SERVICES for your lease payment to ensure timely processing of your invoices.**

Your invoice will be mailed approximately 30 days in advance of your payment due date.

Internal Use/Account Number: 8352980-001

Please Complete and Return with Signed Agreement
send a copy of this to your insurance provider

Agreement Number:	8352980 - 001
Name:	OXYSURE SYSTEMS, INC.
Address:	2611 INTERNET BLVD, SUITE 109
City, State, Zip:	FRISCO, TX 75034

PROPERTY INSURANCE CARRIER INFORMATION

Agency Name:	SLEEPER, SEWELL & COMPANY
Agent:	KRISTIN LONERGAN
Address:	12222 MERIT DR., STE 200
City, State, Zip:	DALLAS, TX 75251
Telephone Number:	(972) 419-7500

LIABILITY INSURANCE CARRIER INFORMATION

Agency Name:	AS ABOVE
Agent:	
Address:	
City, State, Zip:	
Telephone Number:	

IMPORTANT

Under the terms and conditions of your Agreement, you are required to carry adequate insurance coverage on the leased/financed equipment. Make sure that your agent understands that you are financing or leasing the equipment and that your policy conforms with the following:

- ☐ Property or physical damage coverage for the replacement cost value of the equipment or the stipulated casualty value, whichever is higher. Maximum Deductible: $10,000
- ☐ General Liability Coverage: Amounts of – $200,000 / $500,000 per Individual Occurrence/Combined Single Limit for Bodily Injury, Amounts of – $200,000 / $500,000 per Individual Occurrence/Combined Single Limit for Property
- ☐ Additional Insured/Loss Payee Endorsement naming "NMHG FINANCIAL SERVICES ITS SUCCESSORS AND ASSIGNS". "Claims-Made Policies" are NOT acceptable.
- ☐ Fifteen (15) Days written notice of cancellation, non-renewal or amendment.
- ☐ Equipment listed on, or schedule attached to, the evidence of insurance.

Insurance Inquires should be made to Customer Service at 1-800-533-9917. Please send an **ACORD FORM 27 (sample attached) or ACORD FORM 28** evidences adequate insurance coverage to:

NMHG FINANCIAL SERVICES
Attention: Contracts Department
44 OLD RIDGEBURY ROAD
DANBURY CT, 06810
Fax: 800-962-0284

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 10/09/2007

PRODUCER (972)419-7500 FAX (972)419-7555
Sleeper Sewell Insurance Services, Inc.
12222 Merit Dr., Suite 200
Dallas, TX 75251-2297
Julia Ladnier

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED Oxysure Systems Inc.
10880 John W. Elliott Drive
Suite 600
Frisco, TX 75034

INSURERS AFFORDING COVERAGE	NAIC #
INSURER A: Federal Ins Co	0592
INSURER B:	
INSURER C:	
INSURER D:	
INSURER E:	

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A		GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS MADE [X] OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY / PRO-JECT / LOC	35838856	06/23/2007	06/23/2008	EACH OCCURRENCE	$ 1,000,000
						DAMAGE TO RENTED PREMISES (Ea occurence)	$ 1,000,000
						MED EXP (Any one person)	$ 10,000
						PERSONAL & ADV INJURY	$ 1,000,000
						GENERAL AGGREGATE	$ 2,000,000
						PRODUCTS - COMP/OP AGG	$ EXCLUDED
A		AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS X HIRED AUTOS X NON-OWNED AUTOS	73536600	06/23/2007	06/23/2008	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
		EXCESS/UMBRELLA LIABILITY OCCUR / CLAIMS MADE DEDUCTIBLE RETENTION $				EACH OCCURRENCE	$
						AGGREGATE	$
							$
							$
							$
		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below				WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	$
						E.L. DISEASE - EA EMPLOYEE	$
						E.L. DISEASE - POLICY LIMIT	$
A		OTHER PRODUCTS LIABILITY CLAIMS MADE - RETRO DATE 06/23/07	99470697	06/23/2007	06/23/2008	$1,000,000 $1,000,000 $25,000	OCCURRENCE AGGREGATE DEDUCTIBLE

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS
VENDORS AND LESSORS OF EQUIPMENT AND PREMISES AUTOMATICALLY INCLUDED AS INSUREDS
CERTIFICATE HOLDER IS SHOWN AS ADDITIONAL INSURED IN REGARDS TO GENERAL LIABILITY
BUT ONLY TO THE EXTENT OF THE INDEMNITY OBLIGATIONS SPECIFICALLY ASSUMED UNDER CONTRACT TERMS AND
AND SUBJECT TO POLICY TERMS AND CONDITIONS.

CERTIFICATE HOLDER

***FOR INFORMATION AND/OR BID PURPOSES ONLY**

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL ______ DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE
Kristin Lonergan

Please Complete and Return with Signed Agreement

send a copy of this to your insurance provider

Agreement Number: ____________________

Name: ____________________

Address: ____________________

City, State, Zip: ____________________

PROPERTY INSURANCE CARRIER INFORMATION

Agency Name: ____________________

Agent: ____________________

Address: ____________________

City, State, Zip: ____________________

Telephone Number: ____________________

Fax Number: ____________________

LIABILITY INSURANCE CARRIER INFORMATION

Agency Name: ____________________

Agent: ____________________

Address: ____________________

City, State, Zip: ____________________

Telephone Number: ____________________

Fax Number: ____________________

IMPORTANT

Under the terms and conditions of your Agreement, you are required to carry adequate insurance coverage on the leased/financed equipment. Make sure that your agent understands that you are financing or leasing the equipment and that your policy conforms with the following:

Property or physical damage coverage for the replacement cost value of the equipment or the stipulated casualty value, whichever is higher. Maximum Deductible: $10,000
General Liability Coverage: Amounts of – $200,000 / $500,000 per Individual Occurrence/Combined Single Limit for Bodily Injury, Amounts of – $200,000 / $500,000 per Individual Occurrence/Combined Single Limit for Property
Additional Insured/Loss Payee Endorsement naming "NMHG FINANCIAL SERVICES ITS SUCCESSORS AND ASSIGNS". "Claims-Made Policies" are NOT acceptable.
Fifteen (15) Days written notice of cancellation, non-renewal or amendment.
Equipment listed on, or schedule attached to, the evidence of insurance.

Insurance Inquires should be made to Customer Service at 1-800-533-9917. Please send an **ACORD FORM 27 (sample attached) or ACORD FORM 28** evidences adequate insurance coverage to:

NMHG FINANCIAL SERVICES
Attention: Contracts Department
44 OLD RIDGEBURY ROAD
DANBURY CT, 06810
Fax: 800-962-0284

Yale Financial Services

Customer Name: Oxysure Systems, Inc

Address: 2611 Internet Boulevard, Suite 109
Frisco, TX 75034

DIRECTIONS: Complete the following information and return it with your signed Lease Agreement. Please be sure to fill in all items; mark "N A" as appropriate.

BILLING INFORMATION

FAILURE TO COMPLETE THIS FORM IN FULL MAY LEAD TO A DELAY IN PROCESSING YOUR ACCOUNT AND MAY LEAD TO BILLING COMPLICATIONS

Customer Name: Oxysure Systems, Inc

Contact Name: ______ Title: ______

Contact Phone Number: ______ Fax Number: ______

1. Where would you like your invoice sent?

Street/Post Office Box Address: ~~2611 Internet Boulevard, Suite 109~~, 10880 John W. Elliott Dr. #600

City, State, and Zip: Frisco, TX, 75034

Code: ______

Attention: ______ Phone Number: ______

Department: ______

2. What information would you like on your invoice?

Equipment Serial Number, Model Number and Description	on all assets ( )	on first asset only (✓) Lift
Equipment Location	on all assets ( )	on first asset only ( )
Rent and Sales tax broken down by asset	yes ( )	no ( )

3. Required COMPANY PURCHASE ORDER NUMBER? IF "YES", PLEASE SUPPLY THE FOLLOWING INFORMATION:

Purchase Order Number: ______ Expiration Date: ______

Contact: ______ Phone Number: ______

******Please make your purchase orders out to NMHG FINANCIAL SERVICES for your lease payment to ensure timely processing of your invoices.**

Your invoice will be mailed approximately 30 days in advance of your payment due date.

Internal Use/Account Number: 8366213-001